UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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DEMAND MEDIA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June II, 20IS. DEMAND MEDIA, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these DEMAND MEDIA, INC. 1655 26TH STREET SANTA MONICA, CA 90404 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. M89260-P65675 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: April 23, 20I5 Date: June II, 20I5 Time: 2:00 PM PDT Location: The Huntley Hotel IIII Second Street Santa Monica, CA 90403

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for 2) BY TELEPHONE: I-800-579-I639 by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow (located on the following page) available and follow the instructions. M89261-P65675 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Avvaaiillaabbllee toVIEW or RECEIVE: I. Notice & Proxy Statement 2. Annual Report on Form I0-K How to View Online:  following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 20I5 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following nominee: 1. Election of Director 1a. Peter J. Guber The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants of Demand Media, Inc. for the fiscal year ending December 31, 2015. 3. Approval of the Amended and Restated 2010 Incentive Award Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M89262-P65675 Voting Items

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